UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (date of earliest event reported) July 13, 2005
                                                 -------------

                              MINDEN BANCORP, INC.
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             (Exact name of registrant as specified in its charter)


         United States               000-49882               13-4203146
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(State or other jurisdiction of   (Commission file  (IRS employer identification
        incorporation)                 number)                   no.)


   415 Main Street, Minden, Louisiana                        71058
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(Address of principal executive offices)                   (Zip code)


Registrant's telephone number, including area code:  (318) 377-0523
                                                     --------------


                                 Not Applicable
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          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM  7.01 Regulation FD Disclosure
           ------------------------

      On July 13, 2005, Minden Bancorp, Inc. (The "Company") announced the declaration of its tenth quarterly cash dividend.

      For additional information, reference is made to the Company's press release dated July 13, 2005, which is included as Exhibit 99.1 hereto and is incorporated herein by reference thereto.


ITEM  9.01 Financial Statements and Exhibits
           ---------------------------------

           (a)   Not applicable.
           (b)   Not applicable.
           (c)   Exhibits

                 The   following exhibit is filed herewith.

               Exhibit Number                            Description
               --------------                            -----------

                    99.1                      Press Release dated  July 13, 2005

























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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  MINDEN BANCORP, INC.

Date: July 13, 2005

                                  By:      /s/ Becky T. Harrell
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                                           Becky T. Harrell
                                           Treasurer and Chief Financial Officer